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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


                                FEBRUARY 15, 2000
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                Date of Report (Date of earliest event reported)



                              LSI LOGIC CORPORATION
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             (Exact name of registrant as specified in its charter)


        DELAWARE                    1- 11674                   94-2712976
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    (State or other             (Commission File           (I.R.S. Employer
    jurisdiction of                  Number)              Identification No.)
     incorporation)


                             1551 MCCARTHY BOULEVARD
                           MILPITAS, CALIFORNIA 95035
                    (Address of principal executive offices)


                                 (408) 433-8000
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              (Registrant's telephone number, including area code)

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ITEM 7.     FINANCIAL STATEMENTS AND EXHIBITS

            Exhibit 1.1   Underwriting Agreement

            Exhibit 12.1  Computation of Ratio of Earnings to Fixed Charges.

            Exhibit 23.1  Consent of Independent Accountants.


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                                    SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      LSI LOGIC CORPORATION

Date: February 15, 2000               By: /s/ R. DOUGLAS NORBY
                                         --------------------------------
                                      Name: R. Douglas Norby
                                      Title: Executive Vice President and
                                             Chief Financial Officer


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                          INDEX TO EXHIBITS FILED WITH
             THE CURRENT REPORT ON FORM 8-K DATED FEBRUARY 15, 2000

    Exhibit                       Description
    -------                       -----------
       1.1           Underwriting Agreement

      12.1           Computation of Ratio of Earnings to Fixed Charges

      23.1           Consent of Independent Accountants


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